UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 11, 2025
Date of Report (date of earliest event reported)
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Greenidge Generation Holdings Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40808 (Commission File Number)	86-1746728 (I.R.S. Employer Identification Number)
1159 Pittsford-Victor Road, Suite 240 Pittsford, New York 14534
(Address of principal executive offices and zip code)
(315) 536-2359
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.0001	GREE	The Nasdaq Global Select Market
8.50% Senior Notes due 2026	GREEL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company   ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 – Results of Operations and Financial Condition.

On August 13, 2025, Greenidge Generation Holdings Inc. (the “Company”) issued a press release regarding financial and operational results for the fiscal quarter ended June 30, 2025. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this report is being furnished pursuant to Item 2.02 of Form 8-K. In accordance with General Instruction B.2. of Form 8-K, the information in this report, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as may be expressly set forth by specific reference in such a filing.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 11, 2025, the Board of Directors of the Company (the "Board") increased the number of directors serving on the Board from 10 to 11 and elected Charles M. Zeynel to fill the resulting vacancy, effective immediately.

Mr. Zeynel is an accomplished professional with over 40 years of experience in petrochemicals, strategic management, carbon removal and sustainability. He served as Chairman Emeritus of the ZAG Group, a leading provider of sustainable materials to the global construction industry, until his retirement in June 2025, after serving as Chief Executive Officer and Chairman, from 2001 to December 2020, and as Executive Chairman, from January 2021 to December 2023. Under his leadership, the ZAG Group grew its operations to 10 different countries serving customers on four continents, gradually expanding its supply chain and operational capabilities by bringing in-house project conception, funding, design, construction, ship chartering and brokering and operational start-up of import terminals and other facilities. Prior to founding the ZAG Group, Mr. Zeynel served in roles of increasing responsibility at Union Carbide Corporation (“UCC”) (now a subsidiary of Dow, Inc. (NYSE:DOW)), including as Director of Corporate Ventures for Asia Pacific, from 1994 to 2001, where he oversaw the formation and startup of a $2.7 billion petrochemical joint venture with PETRONAS; UCC Canada Vice President and General Manager, from 1989 to 1994; Corporate Director of Quality, from 1984 to 1989; and in Product Marketing and Business Director positions, from 1980 to 1984. He began his career at UCC as a Technical Sales Representative in its Chemicals & Plastics Group in 1977. He is a prominent speaker at industry forums such as the Intercem and AshTrans Conferences and is recognized as one of the foremost experts on supplementary cementitious materials. He also served as an Adjunct Professor, from 2001 to 2016, at Lehigh University’s Business School MBA program. Mr. Zeynel received a B.S. degree in Business from Lehigh University, a B.A. degree in Economics and International Relations from the University of Geneva and an M.A. degree in Economics and International Relations from the Graduate Institute of International Studies (HEI).

Mr. Zeynel will receive standard compensation consistent with the Company’s non-employee director compensation program, including an annual retainer of $40,000 and an equity award valued at $100,000, vesting over three years, subject to the terms of his respective award agreement, and will enter into the Company’s standard indemnification agreement for non-employee directors.

There are no family relationships between Mr. Zeynel and any director or executive officer of the Company that would be required to be disclosed pursuant to Item 401(d) of Regulation S-K, and there are no transactions between Mr. Zeynel and the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Cautionary Note Regarding Forward-Looking Statements

This report, including Exhibit 99.1 furnished herewith, includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect the Company’s financial or operating results. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “continue,” “foresee,” “expect,” “intend,” “plan,” “may,” “will,” “would,” “could,” and “should,” and the negative of these terms or other similar expressions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Forward-looking statements in this report include, among other things, statements regarding the business plan, business strategy and operations of the Company in the future. In addition, all statements that address operating performance and future performance, events or developments that are expected or anticipated to occur in the future are forward looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions. Matters and factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include but are not limited to the matters and factors described under the heading “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as may be amended from time to time, its subsequently filed Quarterly Reports on Form 10-Q and its other filings with the Securities and Exchange Commission. Consequently, all of the forward-looking statements made in this report are qualified by the information contained under this caption. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements in this report. You should not put undue reliance on forward-looking statements. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, the actual results, performance, or achievements of the Company could differ materially from the results expressed in, or implied by, any forward-looking statements. All forward-looking statements speak only as of the date of this report and, unless otherwise required by U.S. federal securities law, the Company does not assume any duty to update or revise any forward-looking statements included in this report, whether as a result of new information, the occurrence of future events, uncertainties or otherwise, after the date of this report.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 13, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenidge Generation Holdings Inc.

By:	/s/ Jordan Kovler
Name:	Jordan Kovler
Title:	Chief Executive Officer

Date: August 13, 2025